UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 16, 2004


                       PowerHouse Technologies Group, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Delaware                 333-5278-NY            94-3334052
--------------------------------------------------------------------------------
  (State or Other Jurisdiction       (Commission         (I.R.S. Employer
        of Incorporation)            File Number)       Identification No.)


2694 Bishop Drive, Suite 270, San Ramon, California            94583
--------------------------------------------------------------------------------
     (Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code:        (925) 328-1100
--------------------------------------------------------------------------------


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events

On November 16, 2004, the Company issued a press release announcing the judgment issued by the Superior Court of the State of California in and for the County of Los Angeles, South West District (the "Superior Court") in favor of the Company against Joseph Ford Proctor, Nataya Proctor, Julie Holfinger, MayFair Capital Group Limited, BrickHouse Capital Venture Limited, and other defendants for (i) monetary damages and costs of $12,805,264 (comprised of $3,790,759 as special damages, $9,000,000 as punitive damages, and $14,505 as costs), (ii) the return of all corporate books and records of PowerHouse Studios, Inc., its predecessors, subsidiaries and affiliated companies, and (iii) the cancellation of the stock certificates held by the Proctor group with respect to the Proctor group shares (7,250,000 shares of common stock of PowerHouse Studios, Inc.) and the declaration that the Proctor group shares, and all legal and beneficial ownership interests therein, are null and void as of the date of issuance. The defendants' right to appeal will expire 60 days after the Notice of Entry of Judgment is filed the Superior Court. The Company presented the Notice of Entry of Judgment for filing with the Superior Court on November 12, 2004.

A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

            99.1  -  Press Release, dated November 16, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the authorized undersigned.

Date:  November 16, 2004               POWERHOUSE TECHNOLOGIES GROUP, INC.



                                       By:   /s/ Jay Elliot
                                          ------------------------------------
                                          Name:  Jay Elliot
                                          Title: Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------

      99.1  -  Press Release, dated November 16, 2004.